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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                                  JUNE 23, 1999
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                Date of Report (Date of earliest event reported)


                       ILLINOIS SUPERCONDUCTOR CORPORATION
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             (Exact name of registrant as specified in its charter)



       DELAWARE                0-22302                  36-3688459
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(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)



                451 KINGSTON COURT, MT. PROSPECT, ILLINOIS 60056
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               (Address of principal executive offices) (Zip Code)


                                 (847) 391-9400
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              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS.

         On June 23, 1999, Illinois Superconductor Corporation (the "Company") issued a press release announcing that, effective as of June 24, 1999, the Company's common stock will trade on the OTC Bulletin Board and not the Nasdaq National Market. A copy of the June 23, 1999 press release is attached hereto as
Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)     Exhibits.

         Exhibit 99.1: Press Release issued by Illinois Superconductor Corporation (the "Company") on June 23, 1999 announcing that, effective as of June 24, 1999, the Company's common stock will trade on the OTC Bulletin Board and not the Nasdaq National Market.







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                                    SIGNATURE


         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                               ILLINOIS SUPERCONDUCTOR CORPORATION



                               By: /s/ William M. Kochlefl
                                   ---------------------------------------------
                                   William M. Kochlefl
                                   Vice President, General Counsel and Secretary

Date: June 23, 1999








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                                  EXHIBIT INDEX



EXHIBIT
  NO.                           DESCRIPTION OF EXHIBITS
-------                         -----------------------


 99.1 Press Release issued by Illinois Superconductor Corporation (the "Company") on June 23, 1999 announcing that, effective as of June 24, 1999, the Company's common stock will trade on the OTC Bulletin Board and not the Nasdaq National Market.














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